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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of report
                                  May 16, 2006
                        (Date of earliest event reported)

                                  EPIXTAR CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

         001-15489                                     65-0722193
         -------------                                 ---------------
(Commission File Number)                       (IRS Employer Identification No.)

11900 Biscayne Boulevard Suite 700
         Miami, Florida                                          33181
---------------------------------------------                 ---------
(Address of Principal Executive Offices)                      (Zip Code)

                                 (305) 503-8600
                               -------------------
              (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01 CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

On May 16, 2006, the Company retained Morrison, Brown, Argiz & Farra, LLP ("MBAF") as its principal independent accountants. The decision to retain MBAF was approved by the Company's Board of Directors acting as its audit committee and by the United States Bankruptcy Court for the Southern District of Florida.

During the Company's two most recent fiscal years and through May 16, 2006:

(1) The Company did not consult MBAF regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements;

(2) Neither a written report nor oral advice was provided to the Company by MBAF that they concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; and

(3) The Company did not consult MBAF regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

On April 24, 2006, McClain & Company resigned as auditors for the Company as was fully described in the Company's Current Report on Form 8-K dated April 24, 2006, as amended on April 28, 2006.

The Company has furnished MBAF with a copy of this Report. Attached as Exhibit
16.06 is MBAF's letter stating that it agrees with the statements made by the Company in this Report.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

     16.06 - Letter re:  change in certifying accountants.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    EPIXTAR CORP.
                                    (Registrant)

Date: May 16, 2006                  By /s/ IRVING GREENMAN
                                    ------------------------------------
                                    Irving Greenman
                                    President and Chief Financial Officer